UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                 Date of Earliest Event Reported: April 29, 2011


                          RED MOUNTAIN RESOURCES, INC.
               (Exact name of Company as specified in its charter)


                       7609 Ralston Road, Arvada, CO 80002
                             (Address of Registrant)


                                       N/A
          (Former name or former address, if changed since last report)



            Florida                000-164968             27-1739487
----------------------------    -----------------     ----------------------
(State or other jurisdiction     (Commission File         (IRS Employer
    of incorporation)                Number)         Identification Number)


                                 (720) 204-1013
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

         On March 22, 2011, Red Mountain Resources, Inc. (the "Company" or "Red Mountain") announced that it had a proposed transaction with Black Rock Capital, LLC ("Black Rock"). Under the Agreement, the Company agreed to acquire the assets of Black Rock in a stock exchange of 27,000,000 common shares of Red Mountain in exchange for all of the equity interests of Black Rock.

         On April 29, 2011, the Black Rock acquisition closed in escrow subject to the delivery of 1) the final audits of Black Rock to Red Mountain, pursuant to SEC rules; and b) the bank approval of the loan assumption of an outstanding bank loan to Black Rock. The Company and Black Rock have set the final closing date as on or before May 30, 2011. Concurrent with the closing in escrow, the Company loaned $4,900,000 to Black Rock, due May 30, 2011 to fund the acquisition of the Madera Assets into Black Rock, which is evidenced by a Promissory Note of $4,900,000 (attached hereto as Exhibit 10.2) and a Mortgage (attached hereto as Exhibit 10.3) on the Madera Assets. The Madera Assets have always been contemplated as being acquired by Black Rock prior to or concurrent with the closing with Red Mountain. Due to the pending expiration of the Madera Asset contract with Black Rock, the Company chose to fund the acquisition on an interim basis to secure what the Company believes to be an oil and gas asset with significant reserve potential. The Note will be extinguished upon completion of the Black Rock acquisition, which is anticipated to occur by May 30, 2011.

         The Plan of Reorganization and Share Exchange Agreement between Red Mountain and Black Rock was previously filed as an exhibit to the 8-K filed on March 22, 2011.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (a) Financial Statements - None.

         (b) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit Number            Description

10.1                      Plan of Reorganization and Share Exchange Agreement*

10.2                      Form of Promissory Note

10.3                      Form of Mortgage

* Previously filed.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        RED MOUNTAIN RESOURCES, INC.



                                        By: /s/ Kennth J. Koock
                                            -----------------------------------
                                            Kenneth J. Koock, Chief Executive
                                            Officer


                                        Date: May 3, 2011